SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: August 18, 2003

SUNOCO LOGISTICS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-31219 (Commission file number)	23-3096839 (IRS employer identification number)

Ten Penn Center, 1801 Market Street, Philadelphia, PA (Address of principal executive offices)		19103-1699 (Zip Code)

(215) 977-3000

(Registrant’s telephone number, including area code)

Item 5.	Other Events.

On August 18, 2003, Sunoco Logistics Partners L.P. issued a press release announcing that it has reached definitive agreements to acquire a 37.35% interest in Wilprise Pipeline Company, L.L.C. and a 16.67% interest in Tri-States NGL Pipeline, L.L.C., from the Williams Companies, Inc. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

99.1	Sunoco Logistics Partners L.P. Press Release dated August 18, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNOCO LOGISTICS PARTNERS LP.

By:	Sunoco Partners LLC, its General Partner

	By:	/s/ SEAN P. MCGRATH
Sean P. McGrath Comptroller (Principal Accounting Officer)

Date: August 18, 2003

Exhibit Index

Exhibit Number	Exhibit

99.1	Sunoco Logistics Partners L.P. Press Release dated August 18, 2003